EFFECTIVE July 6, 2006, THE COMPANYS
NAME CHANGED FROM NORTH
AMERICAN BUS INDUSTRIES RT. TO
EXBUS ASSET MANAGEMENT NYRT.


EXHIBIT A


AMERICAN DEPOSITARY SHARES
Each American Depositary
Share represents one
deposited Share)


THE BANK OF NEW YORK
American Depositary RECEIPT
FOR ORDINARY SHARES OF
THE NOMINAL VALUE OF HUF
1,000 EACH OF
NORTH AMERICAN BUS INDUSTRIES
RT.
INCORPORATED UNDER THE LAWS
OF THE REPUBLIC OF HUNGARY)

The Bank of New York, as
depositary (herein called the
Depositary), hereby certifies
that___________
_____________________________
_______________, or
registered assigns IS THE
OWNER OF
_____________________________

AMERICAN DEPOSITARY SHARES

representing deposited
ordinary shares (herein
called Shares) of NORTH
AMERICAN BUS INDUSTRIES RT.,
incorporated under the laws
of the Republic of Hungary
(herein called the Company).
At the date hereof, each
American Depositary Share
represents one Share
deposited or subject to
deposit under the Deposit
Agreement (as such term is
hereinafter defined) at the
principal Budapest office of
either of OTP Bank or
Budapest Bank Ltd. (herein
called the Custodian).  The
Depositarys Corporate Trust
Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay
Street, New York, N.Y. 10286,
and its principal executive
office is located at One Wall
Street, New York, N.Y. 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y. 10286



1.  THE DEPOSIT AGREEMENT.

            This American
Depositary Receipt is one of
an issue (herein called
Receipts), all issued and to
be issued upon the terms and
conditions set forth in the
deposit agreement, dated as
of February 11, 1999 as
further amended from time to
time (herein called the
Deposit Agreement), by and
among the Company, the
Depositary, and all Owners
and Beneficial Owners from
time to time of Receipts
issued thereunder, each of
whom by accepting a Receipt
agrees to become a party
thereto and become bound by
all the terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time
to time received in respect
of such Shares and held
thereunder (such Shares,
securities, property, and
cash are herein called
Deposited Securities).
Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust
Office in New York City and
at the office of the
Custodian.

            The statements made
on the face and reverse of
this Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of
the Deposit Agreement, to
which reference is hereby
made.  Capitalized terms
defined in the Deposit
Agreement and not defined
herein shall have the
meanings set forth in the
Deposit Agreement.

            2.  SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.



            Upon surrender at
the Corporate Trust Office of
the Depositary of this
Receipt, and upon payment of
the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof
is entitled to delivery, to
him or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares
for which this Receipt is
issued.  Delivery of such
Deposited Securities may be
made by the delivery of (a)
certificates in the name of
the Owner hereof or as
ordered by him or
certificates properly
endorsed or accompanied by
proper instruments of
transfer and (b) any other
securities, property and cash
to which such Owner is then
entitled in respect of this
Receipt.  Such delivery will
be made at the option of the
Owner hereof, either at the
office of the Custodian or at
the Corporate Trust Office of
the Depositary, provided that
the forwarding of
certificates for Shares or
other Deposited Securities
for such delivery at the
Corporate Trust Office of the
Depositary shall be at the
risk and expense of the Owner
hereof.

            3.  TRANSFERS,
SPLIT-UPS, AND COMBINATIONS
OF RECEIPTS.



            The transfer of
this Receipt is registrable
on the books of the
Depositary at its Corporate
Trust Office by the Owner
hereof in person or by a duly
authorized attorney, upon
surrender of this Receipt
properly endorsed for
transfer or accompanied by
proper instruments of
transfer and funds sufficient
to pay any applicable
transfer taxes and the
expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution
and delivery, registration of
transfer, split-up,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the
Shares or the presentor of
the Receipt of a sum
sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable
fees as provided in this
Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt,
including, without
limitation, this Article 3.

            The delivery of
Receipts against deposit of
Shares generally or against
deposit of particular Shares
may be suspended, or the
transfer of Receipts in
particular instances may be
refused, or the registration
of transfer of outstanding
Receipts generally may be
suspended, during any period
when the transfer books of
the Depositary are closed, or
if any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or this Receipt,
the surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused
by closing the transfer books
of the Depositary or the
Company or the deposit of
Shares in connection with
voting at a shareholders
meeting, or the payment of
dividends, (ii) the payment
of fees, taxes and similar
charges, and (iii) compliance
with any U.S. or foreign laws
or governmental regulations
relating to the Receipts or
to the withdrawal of the
Deposited Securities.
Without limiting the
foregoing, the Depositary
shall not knowingly accept
for deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act, unless a registration
statement is in effect as to
such Shares.

            The Depositary will
in no event be required to
accept Excess Securities for
deposit or issue Receipts
against delivery thereof.

            4.  LIABILITY OF
OWNER OR BENEFICIAL OWNER FOR
TAXES.



            If any tax or other
governmental charge shall
become payable with respect
to any Receipt or any
Deposited Securities
represented hereby, such tax
or other governmental charge
shall be payable by the Owner
or Beneficial Owner hereof to
the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced
by such Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or may
sell for the account of the
Owner or Beneficial Owner
hereof any part or all of the
Deposited Securities
represented by the American
Depositary Shares evidenced
by this Receipt, and may
apply such dividends or other
distributions or the proceeds
of any such sale in payment
of such tax or other
governmental charge and the
Owner or Beneficial Owner
hereof shall remain liable
for any deficiency.

            5.  WARRANTIES ON
DEPOSIT OF SHARES.

            Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent
and warrant that such Shares
and each certificate
therefore are validly issued,
fully paid, non-assessable,
and free of any preemptive
rights of the owners of
outstanding Shares and that
the person making such
deposit is duly authorized so
to do.  In addition, every
person depositing Shares,
taking delivery of or
transferring Receipts, or
surrendering Receipts and
withdrawing Shares under the
Deposit Agreement will also
be deemed thereby to
represent and warrant that
such Shares would not be
Restricted Securities.  Such
representations and
warranties shall survive the
deposit of Shares and
issuance of Receipts.

            6.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.



            Any person
presenting Shares for deposit
or any Owner or Beneficial
Owner of a Receipt may be
required from time to time to
file with the Depositary or
the Custodian such proof of
citizenship or residence,
exchange control approval, or
such information relating to
the registration on the books
of the Company or the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the
Depositary may deem necessary
or proper.  The Depositary
may withhold the delivery or
registration of transfer of
any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of
any Deposited Securities
until such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by
any governmental body in the
Republic of Hungary which is
then performing the function
of the regulation of currency
exchange.

            7.  CHARGES OF
DEPOSITARY.

            The Company agrees
to pay the fees, reasonable
expenses and out-of-pocket
charges of the Depositary and
those of any Registrar only
in accordance with agreements
in writing entered into
between the Depositary and
the Company from time to
time.  The Depositary shall
present its statement for
such charges and expenses to
the Company once every three
months.  Except as otherwise
specifically provided below
and in the Deposit Agreement,
the charges and expenses of
the Custodian are for the
sole account of the
Depositary.



            The following
charges shall be incurred by
any party depositing or
withdrawing Shares, by any
Owner of Receipts or by any
party surrendering Receipts
or to whom Receipts are
issued (including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement),
whichever is applicable:
(1) taxes and other
governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration
of transfers of Shares
generally on the Share
register of the Company or
Foreign Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
or the making of deposits or
withdrawals under the terms
of the Deposit Agreement,
(3) such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.05 of the
Deposit Agreement, (5) a fee
of $5.00 or less per 100
American Depositary Shares
(or portion thereof) for the
execution and delivery of
Receipts pursuant to
Section 2.03, 4.03 or 4.04 of
the Deposit Agreement and the
surrender of Receipts
pursuant to Section 2.05 or
6.02 of the Deposit
Agreement, (6) a fee of $.02
or less per American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant to
Sections 4.01 through 4.04 of
the Deposit Agreement and (7)
a fee for the distribution of
securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being in
an amount equal to the fee
for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities
(for purposes of this
clause 7 treating all such
securities as if they were
Shares), but which securities
are instead distributed by
the Depositary to Owners, (8)
a fee not in excess of $1.50
per certificate for a Receipt
or Receipts for transfers
made pursuant to the terms of
the Deposit Agreement and (9)
a fee of $.01 or less per
American Depositary Share (or
portion thereof) per year to
cover custodial expenses
(which fee will be assessed
against Owners of record as
of the date set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement not more often than
once each calendar year).

            The Depositary,
subject to Article 8 hereof,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.

            8.  PRE-RELEASE OF
RECEIPTS.





            Unless requested in
writing by the Company to
cease doing so,
notwithstanding Section 2.03
of the Deposit Agreement, the
Depositary may execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.02 of the Deposit
Agreement (a Pre-Release).
The Depositary may, pursuant
to Section 2.05 of the
Deposit Agreement, deliver
Shares upon the receipt and
cancellation of Receipts
which have been Pre-Released,
whether or not such
cancellation is prior to the
termination of such Pre-
Release or the Depositary
knows that such Receipt has
been Pre-Released.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a Pre-Release
and may require that Receipts
(and not Shares) be delivered
to it in satisfaction of a
Pre-Release in circumstances
where deposit of any Shares
so received would be Excess
Securities.  Each Pre-Release
will be (a) preceded or
accompanied by a written
representation from the
person to whom Receipts or
Shares are to be delivered
(the Pre-Releasee) that the
Pre-Releasee, or its customer
(i) owns the Shares or
Receipts to be remitted, as
the case may be, (ii) assigns
all beneficial right, title
and interest in such Shares
or Receipts, as the case may
be, to the Depositary in its
capacity as such and for the
benefit of the Owners and
Beneficial Owners, and (iii)
will not take any action with
respect to such Shares or
Receipts, as the case may be,
other than in satisfaction of
such Pre-Release, (b) at all
times fully collateralized
with cash, U.S. government
securities or such other
collateral of comparable
safety and liquidity as the
Depositary deems appropriate,
(c) terminable by the
Depositary on not more than
five (5) business days
notice, and (d) subject to
such further indemnities and
credit regulations as the
Depositary deems appropriate.
The number of Shares not
deposited but represented by
American Depositary Shares
outstanding at any time as a
result of Pre-Releases will
not normally exceed thirty
percent (30%) of the Shares
deposited under the Deposit
Agreement; provided, however,
that the Depositary reserves
the right to change or
disregard such limit from
time to time as it deems
reasonably appropriate, and
may, with the prior written
consent of the Company,
change such limit for
purposes of general
application.  The Depositary
may also set dollar limits
with respect to Pre-Release
transactions to be entered
into hereunder with any
particular Pre-Releasee on a
case-by-case basis as the
Depositary deems appropriate.
For purposes of enabling the
Depositary to fulfill its
obligations to the Owners and
Beneficial Owners under the
Deposit Agreement, the
collateral referred to in
clause (b) above will be held
by the Depositary as security
for the performance of the
Pre-Release transaction,
including the Pre-Releasees
obligation to deliver Shares
or Receipts upon termination
of a Pre-Release transaction
(and will not, for avoidance
of doubt, constitute
Deposited Securities under
the Deposit Agreement).

            The Depositary may
retain for its own account
any compensation received by
it in connection with the
foregoing.

            9.  TITLE TO
RECEIPTS.

            It is a condition
of this Receipt, and every
successive Owner and
Beneficial Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt, when properly
endorsed or accompanied by
proper instruments of
transfer, is transferable by
delivery with the same effect
as in the case of a
negotiable instrument under
the laws of New York;
provided, however, that the
Depositary, notwithstanding
any notice to the contrary,
may treat the person in whose
name this Receipt is
registered on the books of
the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes and neither
the Depositary nor the
Company will have any
obligation or be subject to
any liability under the
Deposit Agreement to any
owner of this Receipt unless
such owner is the Owner
hereof.

            10.  VALIDITY OF
RECEIPT.



            This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall
have been executed by the
Depositary by the manual
signature of a duly
authorized signatory of the
Depositary; provided, however
that such signature may be a
facsimile if a Registrar for
the Receipts shall have been
appointed and such Receipts
are countersigned by the
manual or facsimile signature
of a duly authorized officer
of the Registrar.

            11.  REPORTS;
INSPECTION OF TRANSFER BOOKS.

            The Company
currently furnishes the
Securities and Exchange
Commission (hereinafter
called the Commission) with
certain public reports and
documents required by foreign
law or otherwise under
Rule 12g3-2(b) under the
Securities Exchange Act of
1934.  Such reports and
communications will be
available for inspection and
copying by any owner of any
beneficial interest in any
Shares or American Depositary
Shares at the public
reference facilities
maintained by the Commission
located at 450 Fifth Street,
N.W., Washington, D.C. 20549.

            The Depositary will
make available for inspection
by Owners of Receipts at its
Corporate Trust Office any
notices, reports and other
communications, including any
proxy soliciting material,
received from the Company
which are both (a) received
by the Depositary as the
owner of the Deposited
Securities and (b) made
generally available to the
owners of such Deposited
Securities by the Company.
The Depositary will also
promptly send to Owners of
Receipts copies of such
notices, reports and other
communications when furnished
by the Company pursuant to
the Deposit Agreement.  Any
such reports and
communications, including any
such proxy soliciting
material, furnished to the
Depositary by the Company
shall be furnished in English
to the extent such materials
are required to be translated
into English pursuant to any
regulations of the
Commission.

            The Depositary will
keep books, at its Corporate
Trust Office, for the
registration of Receipts and
transfers of Receipts which
at all reasonable times shall
be open for inspection by the
Owners of Receipts provided
that such inspection shall
not be for the purpose of
communicating with Owners of
Receipts in the interest of a
business or object other than
the business of the Company
or a matter related to the
Deposit Agreement or the
Receipts.


            12.  DIVIDENDS AND
DISTRIBUTIONS.

            Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of
receipt thereof any amounts
received in a foreign
currency can in the judgment
of the Depositary be
converted on a reasonable
basis into United States
dollars transferable to the
United States, and subject to
the Deposit Agreement, as
promptly as practicable,
convert or cause to be
converted such dividend or
distribution into dollars and
will, as promptly as
practicable, distribute the
amount thus received (net of
the fees and expenses of the
Depositary as provided in
Article 7 hereof and Sections
4.05 and 5.09 of the Deposit
Agreement) to the Owners of
Receipts entitled thereto;
provided, however, that in
the event that the Company or
the Depositary is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.



            Subject to the
provisions of Section 4.11
and 5.09 of the Deposit
Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will cause the
securities or property
received by it to be
distributed, as promptly as
practicable, to the Owners
entitled thereto, in any
manner that the Depositary
may reasonably deem equitable
and practicable for
accomplishing such distri-
bution; provided, however,
that if in the opinion of the
Depositary such distribution
cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may,
after consultation with the
Company to the extent
practicable, adopt such
method as it may deem
equitable and practicable for
the purpose of effecting such
distribution, including, but
not limited to, the public or
private sale of the
securities or property thus
received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement) will be
distributed by the Depositary
to the Owners of Receipts
entitled thereto all in the
manner and subject to the
conditions described in
Section 4.01 of the Deposit
Agreement; provided, however,
that no such distribution to
Owners may be unreasonably
delayed by any action of the
Depositary or any of its
agents.



            If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may, and
shall, if the Company so
requests in writing,
distribute as promptly as
practicable to the Owners of
outstanding Receipts entitled
thereto additional Receipts
evidencing an aggregate
number of American Depositary
Shares representing the
amount of Shares received as
such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with
respect to the deposit of
Shares and the issuance of
American Depositary Shares
evidenced by Receipts,
including the withholding of
any tax or other governmental
charge as provided in Section
4.11 of the Deposit
Agreement, the payment of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement and the refusal to
accept the deposit of any
Shares that would be Excess
Securities; provided,
however, that no such
distribution to Owners may be
unreasonably delayed by any
action of the Depositary or
any of its agents.  The
Depositary may withhold any
such distribution of Receipts
under Section 4.03 of the
Deposit Agreement if it has
not received satisfactory
assurances from the Company
that such distribution does
not require registration
under the Securities Act or
is exempt from registration
under the provisions of such
Act.  In lieu of (i)
delivering Receipts for
fractional American
Depositary Shares or (ii)
accepting for deposit any
Shares that would be Excess
Securities, then, in any such
case, the Depositary will
sell (at public or private
sale) the amount of Shares
represented by the aggregate
of such fractions or such
Excess Securities, as the
case may be, and distribute
the net proceeds, all in the
manner and subject to the
conditions described in
Section 4.01 of the Deposit
Agreement.  If additional
Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent
the additional Shares
distributed upon the
Deposited Securities
represented thereby.

            In the event that
the Depositary determines
that any distribution in
property (including Shares
and rights to subscribe
therefore) is subject to any
tax or other governmental
charge which the Depositary
is obligated to withhold, the
Depositary may by public or
private sale dispose of all
or a portion of such property
(including Shares and rights
to subscribe therefore) in
such amounts and in such
manner as the Depositary
deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the
Owners of Receipts entitled
thereto.

            The Depositary and
the Company have agreed in
the Deposit Agreement to use
reasonable efforts to make
and maintain arrangements
from time to time to assist,
insofar as practicable,
Owners and Beneficial Owners
to receive any rebates, tax
credits or other benefits
(pursuant to treaty or
otherwise) relating to
distributions on the American
Depositary Shares to which
such persons are entitled;
provided, however, that
neither the Company nor the
Depositary, as the case may
be, will be required to
follow any procedures or
participate in any
arrangements relating to the
refund of withholding tax if
it determines in good faith
that its participation in the
refund process is no longer
lawful or feasible.

            13.  RIGHTS.



            In the event that
the Company shall offer or
cause to be offered to the
owners of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature, the Depositary,
after consultation with the
Company to the extent
practicable,  shall have
discretion as to the
procedure to be followed in
making such rights available
to any Owners or in disposing
of such rights on behalf of
any Owners and making the net
proceeds available to such
Owners or, if by the terms of
such rights offering or for
any other reason, the
Depositary may not either
make such rights available to
any Owners or dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse; provided, however,
that if at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to make such
rights available to all
Owners or to certain Owners
but not to other Owners, the
Depositary may, and shall, if
the Company so requests in
writing, distribute to any
Owner to whom it determines
the distribution to be lawful
and feasible, in proportion
to the number of American
Depositary Shares held by
such Owner, warrants or other
instruments therefore in such
form as it deems appropriate.

            In circumstances in
which rights would not
otherwise be distributed, if
an Owner of Receipts requests
the distribution of warrants
or other instruments in order
to exercise the rights
allocable to the American
Depositary Shares of such
Owner hereunder, the
Depositary will make such
rights available to such
Owner upon written notice
from the Company to the
Depositary that (a) the
Company has elected in its
sole discretion to permit
such rights to be exercised
and (b) such Owner has
executed such documents as
the Company has determined in
its sole discretion are
reasonably required under
applicable law.



            If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners,
then upon instruction
pursuant to such warrants or
other instruments to the
Depositary from such Owner to
exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal
to the purchase price of the
Shares to be received upon
the exercise of the rights,
and upon payment of the fees
and expenses of the
Depositary and any other
charges as set forth in such
warrants or other
instruments, the Depositary
shall, on behalf of such
Owner, exercise the rights
and purchase the Shares, and
the Company shall cause the
Shares so purchased to be
delivered to the Depositary
on behalf of such Owner;
provided, however, that the
Depositary will have no
obligation to effect such
exercise or purchase unless
it shall have received a duly
executed and completed
written certification in
substantially the form
annexed to the Deposit
Agreement by or on behalf of
the person who will be the
beneficial owner of Shares to
be so purchased.  As agent
for such Owner, the
Depositary will cause the
Shares so purchased to be
deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall,
pursuant to Section 2.03 of
the Deposit Agreement,
execute and deliver Receipts
to such Owner; provided,
however, that the Depositary
shall not be required to
cause any Excess Securities
to be deposited (or to
execute and deliver new
Receipts) in respect thereof;
and provided, further, that
in the case of a distribution
pursuant to the preceding
paragraph, deposits of shares
received upon exercise of any
rights shall be made, and
depositary shares shall be
delivered, under other
depositary arrangements to be
entered into between the
Company and the Depositary
which provide for issuance of
depositary receipts subject
to the appropriate
restrictions on sale,
deposit, cancellation, and
transfer under applicable
United States laws.



            If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners or that any Shares
received by it upon the
exercise of rights on behalf
of an Owner would be Excess
Securities, it may, after
consultation with the Company
to the extent practicable,
and shall, if the Company so
requests in writing, sell the
rights, warrants, other
instruments or Excess
Securities (at public or
private sale) in proportion
to the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not
lawfully or feasibly make
such rights available or
whose Shares would be Excess
Securities, and allocate the
net proceeds of such sales
(net of the fees and expenses
of the Depositary as provided
in Section 5.09 of the
Deposit Agreement and all
taxes and governmental
charges payable in connection
with such rights and subject
to the terms and conditions
of the Deposit Agreement) for
the account of such Owners
otherwise entitled to such
rights, warrants, other
instruments or Excess
Securities, upon an averaged
or other practical basis
without regard to any
distinctions among such
Owners because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.

            Except pursuant to
the second paragraph of
Section 4.04 of the Deposit
Agreement, the Depositary
will not offer rights to
Owners unless both the rights
and the securities to which
such rights relate are either
exempt from registration
under the Securities Act with
respect to a distribution to
Owners or are registered
under the provisions of such
Act; provided, that nothing
in this Deposit Agreement
shall create, any obligation
on the part of the Company to
file a registration statement
with respect to such rights
or underlying securities or
to endeavor to have such a
registration statement
declared effective.  If an
Owner of Receipts requests
the distribution of warrants
or other instruments,
notwithstanding that there
has been no such registration
under such Act, the
Depositary shall not effect
such distribution unless it
has received an opinion from
recognized U.S. counsel for
the Company upon which the
Depositary may rely that such
distribution to such Owner is
exempt from such
registration.

            The Depositary
shall not be responsible for
any failure to determine that
it may be lawful or feasible
to make such rights available
to Owners in general or any
Owner in particular.

            14.  CONVERSION OF
FOREIGN CURRENCY.



            Whenever the
Depositary or the Custodian
shall receive foreign
currency, by way of dividends
or other distributions or the
net proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall,
as promptly as practicable,
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall, as
promptly as practicable, be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the owners thereof to
such Dollars, then to the
owners of such warrants
and/or instruments upon
surrender thereof for
cancellation.  Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any
Receipt or otherwise and
shall be net of the
reasonable and customary
expenses of conversion into
Dollars incurred by the
Depositary and of the fees of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement.

            If such conversion
or distribution can be
effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file
such application for approval
or license, if any, as it may
deem desirable.

            If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary or the
Custodian is not convertible
on a reasonable basis into
Dollars transferable to the
United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in
the opinion of the Depositary
is not obtainable, or if any
such approval or license is
not obtained within a
reasonable period as
determined by the Depositary,
or if such conversion is
prohibited by law, the
Depositary may distribute the
foreign currency (or an
appropriate document
evidencing the right to
receive such foreign
currency) received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive
the same.



            If any such
conversion of foreign
currency, in whole or in
part, cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution
in Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for
interest thereon for the
respective accounts of, the
Owners entitled thereto.

            15.  RECORD DATES.

            Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be
made, or whenever rights
shall be issued with respect
to the Deposited Securities,
or whenever the Depositary
shall receive notice of any
meeting of owners of Shares
or other Deposited
Securities, or whenever for
any reason the Depositary
causes a change in the number
of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall, after
consultation with the Company
to the extent practicable,
fix a record date (a) for the
determination of the Owners
of Receipts who shall be
(i) entitled to receive such
dividend, distribution or
rights or the net proceeds of
the sale thereof or
(ii) entitled to give
instructions for the exercise
of voting rights at any such
meeting, (b) on or after
which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement, or (c) for the
determination of Owners who
shall be responsible for the
fee assessed by the
Depositary to cover custodial
expenses, as provided in
Section 5.09 of the Deposit
Agreement.

            16.  VOTING OF
DEPOSITED SECURITIES.





            Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities, if
requested in writing by the
Company, the Depositary
shall, as soon as practicable
thereafter, mail to the
Owners of Receipts a notice,
the form of which notice
shall be in the sole
discretion of the Depositary,
which shall contain (a) such
information as is contained
in such notice of meeting
received by the Depositary
from the Company, (b) a
statement that the Owners of
Receipts as of the close of
business on a specified
record date will be entitled,
subject to any applicable
provision of law and of the
Articles of Association of
the Company and to the
provisions of the Deposited
Securities, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and (c) a
statement as to the manner in
which such instructions may
be given or deemed given in
accordance with the last
sentence of this paragraph if
no instruction is received to
the Depositary to give a
discretionary proxy to a
person designated by the
Company.  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the
record date established by
the Depositary for such
purpose, the Depositary, to
the extent permitted within
applicable law, the Articles
of Association of the Company
and the provisions of the
Deposited Securities, will
use its best efforts that are
reasonable under the
circumstances to vote or
cause to be voted the amount
of Shares or other Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners
Receipts in accordance with
any non-discretionary
instructions set forth in
such request, subject to the
provisions of the following
sentence.  In any such case,
the Depositary will not act
upon any such written request
of an Owner of an American
Depositary Share as to the
exercise of voting rights in
favor of the Shares or other
Deposited Securities
represented by such American
Depositary Share, unless such
Owner shall have provided to
the Depositary a duly
executed and completed
written certification, in
substantially the form
annexed to the Deposit
Agreement, on behalf of the
Beneficial Owner of such
American Depositary Share.
The Depositary shall not vote
or attempt to exercise the
right to vote that attaches
to the Shares or other
Deposited Securities, other
than in accordance with such
instructions or deemed
instructions.  If no
instructions are received by
the Depositary from any Owner
with respect to any of the
Deposited Securities
represented by the American
Depositary Shares evidenced
by such Owners Receipts on or
before the date established
by the Depositary for such
purpose, the Depositary shall
deem such Owner to have
instructed the Depositary to
give a discretionary proxy to
a person designated by the
Company with respect to such
Deposited Securities and the
Depositary shall give a
discretionary proxy to a
person designated by the
Company to vote such
Deposited Securities;
provided, that no such
instruction shall be deemed
given and no such
discretionary proxy shall be
given with respect to any
matter as to which the
Company informs the
Depositary (and the Company
agrees to provide such
information as promptly as
practicable in writing) that
(x) the Company does not wish
such proxy to be given, (y)
substantial opposition exists
or (z) such matter materially
and adversely affects the
rights of holders of Shares.

            There can be no
assurance that Owners
generally or any Owner in
particular will receive the
notice described in the
preceding paragraph
sufficiently prior to the
record date established by
the Depositary for receipt of
instructions to ensure that
the Depositary will in fact
receive such instructions on
or before such date.

            17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.



            In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply, upon
any change in nominal value,
change in par value, split-
up, consolidation, or any
other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party,
any securities which shall be
received by the Depositary or
a Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be treated
as new Deposited Securities
under the Deposit Agreement,
and American Depositary
Shares shall thenceforth
represent, in addition to the
existing Deposited
Securities, the right to
receive the new Deposited
Securities so received in
exchange or conversion,
unless additional Receipts
are delivered pursuant to the
following sentence.  In any
such case the Depositary may,
after consultation with the
Company to the extent
practicable, and shall, if
the Company so requests in
writing, execute and deliver
additional Receipts as in the
case of a dividend in Shares,
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

            In circumstances
where any securities received
by the Depositary pursuant to
the preceding paragraph would
be Excess Securities, the
Depositary shall sell (at
public or private sale) such
Excess Securities and
distribute the net proceeds,
all in the manner and subject
to the conditions described
in Section 4.01 of the
Deposit Agreement.

            18.	LIABILITY OF
THE COMPANY AND DEPOSITARY.





            Neither the
Depositary nor the Company
nor any of their respective
directors, employees, agents
or affiliates shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt, if by reason of any
provision of any present or
future law or regulation of
the United States or any
other country, or of any
other governmental or
regulatory authority, or by
reason of any provision,
present or future, of the
Articles of Associations of
the Company, or by reason of
any provision of any
securities issued or
distributed by the Company,
or any offering or
distribution thereof, or by
reason of any act of God or
war or other circumstances
beyond its control, the
Depositary or the Company
shall be prevented, delayed
or forbidden from or be
subject to any civil or
criminal penalty on account
of doing or performing any
act or thing which by the
terms of the Deposit
Agreement or Deposited
Securities it is provided
shall be done or performed;
nor shall the Depositary or
the Company or any of their
respective directors,
employees, agents or
affiliates incur any
liability to any Owner or
Beneficial Owner of a Receipt
by reason of any non-
performance or delay, caused
as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure
to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Section 4.01,
4.02 or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and
make the net proceeds
available to such Owners,
then the Depositary shall not
make such distribution or
offering, and shall allow any
rights, if applicable, to
lapse.  Neither the Company
nor the Depositary assumes
any obligation or shall be
subject to any liability
under the Deposit Agreement
to Owners or Beneficial
Owners of Receipts, except
that they agree to perform
their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect
of any Deposited Securities
or in respect of the
Receipts, which in its
opinion may involve it in
expense or liability, unless
indemnity satisfactory to it
against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not
be under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any
action or nonaction by it in
reliance upon the advice of
or information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or
Beneficial Owner of a
Receipt, or any other person
believed by it in good faith
to be competent to give such
advice or information.  The
Depositary shall not be
responsible for any failure
to carry out any instructions
to vote any of the Deposited
Securities, or for the manner
in which any such vote is
cast or the effect of any
such vote, provided that any
such action or nonaction is
in good faith.  The
Depositary shall not be
liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous
act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or
resignation of the
Depositary, provided that, in
connection with the issue out
of which such potential
liability arises, the
Depositary performed its
obligations without
negligence or bad faith while
it acted as Depositary.  The
Company agrees to indemnify
the Depositary, its
directors, employees, agents
and affiliates and any
Custodian against, and hold
each of them harmless from,
any liability or expense
(including, but not limited
to, the expenses of counsel)
which may arise out of acts
performed or omitted, in
accordance with the
provisions of the Deposit
Agreement and of the
Receipts, as the same may be
amended, modified, or
supplemented from time to
time, (i) by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, or
(ii) by the Company or any of
its directors, employees,
agents and affiliates.  No
disclaimer of liability under
the Securities Act is
intended by any provision of
the Deposit Agreement.

            19.	RESIGNATION
AND REMOVAL OF THE
DEPOSITARY; APPOINTMENT OF
SUCCESSOR CUSTODIAN.

            The Depositary may
at any time resign as
Depositary hereunder by
written notice of its
election so to do delivered
to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by
written notice of such
removal, effective upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners
of Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

            20.  AMENDMENT.



            The form of the
Receipts and any provisions
of the Deposit Agreement may
at any time and from time to
time be amended by agreement
between the Company and the
Depositary without the
consent of Owners or
Beneficial Owners of Receipts
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees
or charges (other than taxes
and other governmental
charges, registration fees
and cable, telex or facsimile
transmission costs, delivery
costs or other such
expenses), or which shall
otherwise prejudice any
substantial existing right of
Owners of Receipts, shall,
however, not become effective
as to outstanding Receipts
until the expiration of
thirty days after notice of
such amendment shall have
been given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such
Receipt, to consent and agree
to such amendment and to be
bound by the Deposit
Agreement as amended thereby.
In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefore the
Deposited Securities
represented thereby except in
order to comply with
mandatory provisions of
applicable law.

            21.	TERMINATION OF
DEPOSIT AGREEMENT.



            The Depositary at
any time at the direction of
the Company, shall terminate
the Deposit Agreement by
mailing notice of such
termination to the Owners of
all Receipts then outstanding
at least 90 days prior to the
date fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing notice
of such termination to the
Company and the Owners of all
Receipts then outstanding if
at any time 90 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its
election to resign and a
successor depositary shall
not have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the
Owner of a Receipt will, upon
(a) surrender of such Receipt
at the Corporate Trust Office
of the Depositary, (b)
payment of the fee of the
Depositary for the surrender
of Receipts referred to in
Section 2.05 of the Deposit
Agreement, and (c) payment of
any applicable taxes or
governmental charges, be
entitled to delivery, to him
or upon his order, of the
amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.
If any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend
the distribution of dividends
to the Owners thereof, and
shall not give any further
notices or perform any
further acts under the
Deposit Agreement, except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited
Securities, shall sell rights
and other property as
provided in the Deposit
Agreement, and shall continue
to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At
any time after the expiration
of one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under
the Deposit Agreement and may
thereafter hold uninvested
the net proceeds of any such
sale, together with any other
cash then held by it
thereunder, unsegregated and
without liability for
interest, for the pro rata
benefit of the Owners of
Receipts which have not
theretofore been surrendered,
such Owners thereupon
becoming general creditors of
the Depositary with respect
to such net proceeds.  After
making such sale, the
Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  Upon
the termination of the
Deposit Agreement, the
Company shall be discharged
from all obligations under
the Deposit Agreement except
for its obligations to the
Depositary with respect to
indemnification, charges, and
expenses.



            22.	ARBITRATION;
WAIVER OF IMMUNITIES

            The Deposit
Agreement provides that
(a) any controversy, claim or
cause of action brought by
any party to the Deposit
Agreement against the Company
arising out of or relating to
the Shares or other Deposited
Securities, the American
Depositary Shares, the
Receipts or the Deposit
Agreement, or the breach
thereof, shall be settled by
arbitration in accordance
with the Commercial
Arbitration Rules of the
American Arbitration
Association, and that
judgment upon the award
rendered by the arbitrators
may be entered in any court
having jurisdiction thereof;
provided, that in the event
of any third-party litigation
to which the Depositary is a
party and to which the
Company may properly be
joined, the Company may be so
joined in any court in which
such litigation is
proceeding; and (b) any
controversy, claim or cause
of action arising out of or
relating to the Shares or
other Deposited Securities,
the American Depositary
Shares, the Receipts or this
Deposit Agreement not subject
to clause (a) above shall be
litigated in the Federal and
state courts in the Borough
of Manhattan.
            To the extent that
the Company or any of its
properties, assets or
revenues may have or
hereafter become entitled to,
or have attributed to it, any
right of immunity, on the
grounds of sovereignty or
otherwise, from any legal
action, suit or proceeding,
from the giving of any relief
in any respect thereof, from
setoff or counterclaim, from
the jurisdiction of any
court, from service of
process, from attachment upon
or prior to judgment, from
attachment in aid of
execution or judgment, or
other legal process or
proceeding for the giving of
any relief or for the
enforcement of any judgment,
in any jurisdiction in which
proceedings may at any time
be commenced, with respect to
its obligations, liabilities
or any other matter under or
arising out of or in
connection with the Shares or
Deposited Securities, the
American Depositary Shares,
the Receipts or the Deposit
Agreement, the Company, to
the fullest extent permitted
by law, hereby irrevocably
and unconditionally waives,
and agrees not to plead or
claim, any such immunity and
consents to such relief and
enforcement.


      23.	LIMITATIONS ON
HOLDINGS

            Notwithstanding any
other provision of this
Receipt or the Deposit
Agreement to the contrary,
each Owner and Beneficial
Owner has agreed in the
Deposit Agreement to be bound
by and subject to any
limitations on holdings of
Shares provided under
applicable laws and
regulations of the Republic
of Hungary and to the
Articles of Association of
the Company to the same
extent as if the American
Depositary Shares evidenced
by the Receipts of such Owner
or Beneficial Owner were the
Shares represented by such
American Depositary Shares
evidenced by such Receipts.
Failure of an Owner or
Beneficial Owner to comply in
a timely fashion with such
laws or regulations or with
such Articles of Association
of the Company, may, in the
Companys sole discretion,
result in the withholding of
certain rights in respect of
the American Depositary
Shares owned by such Owner or
beneficially owned by such
Beneficial Owner (including
voting, dividend, liquidation
or other shareholder rights),
provided that such Owner or
Beneficial Owner may transfer
any American Depositary
Shares as to which such
rights are withheld outside
any Shareholder Group of
which such Owner or
Beneficial Owner is a
member).

            Notwithstanding any
other provision of this
Receipt or the Deposit
Agreement to the contrary,
the Depositary may refuse to
execute and deliver any
Receipt, to register the
transfer of any Receipt or to
make any distribution on or
related to Shares represented
by the American Depositary
Shares evidenced by such
Receipt, if the Depositary
has been notified by the
Company in writing that the
Beneficial Owner of the
American Depositary Share or
American Depositary Shares
evidenced by such Receipt,
together with any other
American Depositary Shares
and any shares in the Company
beneficially owned by such
Beneficial Owner (or any
Shareholder Group of which
such Beneficial Owner is a
member), would represent more
than 25 percent of the share
capital of the Company
(excluding non-voting
preference shares, if such
shares are issued).



      24.	DISCLOSURE OF
INTERESTS

            Each Owner and
Beneficial Owner who, as a
result of the acquisition of
American Depositary Shares by
such Owner or Beneficial
Owner, beneficially owns
American Depositary Shares or
shares in the Company that
together (and together with
any American Depositary
Shares and shares in the
Company beneficially owned by
any Shareholder Group of
which such Owner or
Beneficial Owner is a member)
would represent more than 10
percent (or any other
applicable limit imposed from
time to time on beneficial
owners of Shares by Hungarian
law or the Companys Articles
of Association, and notified
to the Depositary by the
Company in writing) of the
share capital of the Company
(excluding non-voting
preference shares, if such
shares are issued) may no
longer hold any Receipts
through a nominee and must
request that the Depositary
register such persons
Receipts in the name of such
person as the Owner requests
on the books of the
Depositary maintained for
that purpose.  The Depositary
has agreed to furnish the
Company, as promptly as
practicable, the name,
address and holding of
American Depositary Shares of
any person who has made such
a request, to the extent the
Depositary has been provided
with such information.




NY12529: 269123.4
	A-1